FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
-------------------------------------------------------------------------

ADAMS DIVERSIFIED EQUITY FUND, INC.
-------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
-------------------------------------------------------------------------
(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
-------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2020
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2020 at a Glance

The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/20)
NYSE Symbol	ADX
Market Price	$17.29
52-Week Range	$10.17 – $17.63
Discount	13.8%
Shares Outstanding	111,027,460

Summary Financial Information
Year Ended December 31,	2020	2019
Net asset value per share (NASDAQ: XADEX)	$20.06	$17.93
Total net assets	2,227,273,138	1,951,591,643
Average net assets	1,953,121,673	1,830,198,213
Unrealized appreciation on investments	957,405,934	720,220,996
Net investment income	21,779,322	21,600,915
Net realized gain (loss)	90,980,777	125,919,842
Total return (based on market price)	16.4%	36.6%
Total return (based on net asset value)	18.8%	31.6%
Ratio of expenses to average net assets	0.60%	0.65%
Annual distribution rate	6.8%	9.6%
2020 Dividends and Distributions
Paid	Amount (per share)	Type
February 28, 2020	$0.03	Long-term capital gain
February 28, 2020	0.02	Investment income
June 1, 2020	0.05	Investment income
September 1, 2020	0.05	Investment income
December 23, 2020	0.81	Long-term capital gain
December 23, 2020	0.07	Investment income
	$1.03
2020 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 15, 2021
Time: 9:00 a.m.

Letter from Chief Executive Officer and President
Mark E. Stoeckle

Dear Fellow Shareholders,
I think it is safe to say that 2020 was a year we will never forget. It took a global pandemic caused by the COVID-19 virus to end the longest economic expansion in history. The world went on lockdown in an attempt to stop the spread of the virus, bringing the global economy to a halt. People adapted by leveraging technology to transition to a virtual world in which everything from work to school to shopping was done online. The year was also a pivotal one for our country as we witnessed a dramatic racial justice movement and a historic election. Sadly, it was also a year we lost over 345,000 Americans to the virus, many small businesses struggled to survive, and unemployment reached levels not seen since the Great Depression. Unexpectedly, the S&P 500 ended the year at record highs, increasing 18.4% in 2020.
Our Fund generated an 18.8% total return on net asset value over the past 12 months, in line with the S&P 500 and outperforming our peer group by two percentage points. Our total return on market price was 16.4%. We distributed 6.8% to our shareholders in 2020, exceeding our 6.0% commitment.
The pandemic had an immediate and significant impact on the economy, leading to an initial loss of a staggering 22 million jobs. The Federal Reserve and federal government acted quickly by lowering interest rates and passing fiscal stimulus. By the end of the year, 12 million jobs were recovered, but unemployment
“We were pleased to generate an 18.8% return in 2020, in line with the S&P 500 and two percentage points ahead of our peer group.”

remained elevated at 6.7%. The ripple effects of the pandemic throughout the economy were uneven. Some areas of the economy thrived, such as housing where home sales rose to a 14-year high in October driven by low mortgage rates. Most segments suffered mightily as demand evaporated and supply chains struggled to deal with the unique challenges associated with the pandemic. The rollout of vaccines brings hope for a return to normalcy at some point in 2021.
2020 Market Recap
Heading into 2020, investors were optimistic as the U.S. signed an initial trade deal with China, and it looked as if the economic expansion would continue. This drove a stock market rally at the end of 2019 that continued into January.
Worries about the rapidly spreading COVID-19 virus, however, caused the S&P to drop over 30% through mid-March, pushing stocks into bear market territory. The Fed acted quickly, making a series of rate cuts and purchasing large quantities of government debt to provide liquidity to the market. The central bank signaled that it was likely to hold interest rates near zero for at least three years. The government also passed a $2.2 trillion package to help small businesses and the unemployed. These actions laid the foundation for a historic rebound for stocks, which rose nearly 68% from their March lows to close at a record high at year’s end.
It wasn’t just a wild year for stocks. It was a year in which face masks and social distancing became the norm, Zoom meetings replaced office life, schools went online, food delivery services took off, and e-commerce sales surged. Technology stocks were the largest beneficiary of the lockdowns, while travel, leisure, and energy companies suffered the most.
Mandated stay-at-home orders in response to the pandemic led the U.S. economy to lose 9.4 million jobs in 2020, the most since 1939. Unemployment peaked in April at 14.8%, a post-World War II high, but job growth improved in every month through November and unemployment fell to 6.7%. Promising news on the vaccine front and hopes for a second stimulus package drove stocks to new highs in November and December.

Letter To Shareholders (continued)

Individual investors’ trading of stocks and options took off in 2020 and contributed to stock market volatility. Retail investors opened more than 10 million new brokerage accounts in 2020, which is a record. It was also the biggest year for initial public offerings (IPOs) since 2014, as companies such as Airbnb, a home rental company, and DoorDash, a food delivery service, went public. The average IPO returned a staggering 75%, the best performance since the late 1990’s. Although many investors were tempted to chase these high-flying stocks, we continued to take a disciplined approach to our investments, focusing on balancing valuation and growth potential.
Portfolio Performance
We were pleased to generate an 18.8% return in 2020, compared to an 18.4% return for the S&P 500 Index and two percentage points ahead of our peer group, the Lipper Large-Cap Core Funds Average. Our Consumer Discretionary, Real Estate, and Industrials investments were the primary contributors to our relative performance, while Technology investments detracted the most.
Our Consumer Discretionary investments increased 52.4%, exceeding the sector’s return of 33.3%. The sector was the largest contributor to our relative performance for the year driven by strong stock selection. The companies that were best positioned for the pandemic had made significant infrastructure investments, which they leveraged to handle the transition to online sales. As the world’s leading e-commerce retailer, Amazon was one of the biggest beneficiaries of the stay-at-home orders and the shift to online sales, increasing 76.3% for the year. Some big box retailers also fared well during the pandemic by offering one-stop shopping, as well as options to buy online and pick up in-store. Our investment in Target was a standout, increasing 54.1%, since we added it to our Fund in February. Sales of household goods and home-office supplies drove top and bottom line results. Chipotle Mexican Grill was also well positioned for mobile and online ordering, which led to strong results and a 65.6% stock return.
Although our Real Estate holdings make up less than 3% of our entire Fund, the sector had an outsized impact on our overall returns last year due to very good stock selection. Our investments increased 4.7% compared to a -2.2% return for the sector. Retail real estate investment trusts (REITs) were the most impacted by the shutdowns. In the second quarter, we added Simon Property Group, the largest mall owner in the U.S., to our Fund after the stock had fallen more than 60%. The company has a strong balance sheet and a valuable real estate portfolio that, if necessary, could be converted to other uses such as offices or residences. Similarly, CBRE Group, a diversified real estate company that offers brokerage and property management services to real estate owners, had declined over 35%. We believed both stocks reflected too much pessimism and added them to our portfolio in May. Since then, these investments outperformed the REIT sector by 40.8% and 47.5%, respectively.
After declining -14.1% in the first half of 2020, as economic activity came to a standstill, the Industrials sector rebounded in the second half, ending the year up 12.1%. After the steep market selloff, we increased our cyclical exposure by adding United Rentals, the largest equipment rental company in North America, to our Fund in late March. The stock performed well, increasing nearly 150% since we added it, driven by expectations for improving demand. The company has done a good job of improving its cost structure and realized enhanced profitability as revenues increased. We also added to our investment in Parker-Hannifin, an industrial manufacturer focused on motion and control technologies. We see Parker-Hannifin, which typically moves early in a recovery cycle, as one of the best-managed companies in the sector. The stock rose 34.5% for the year. We benefited from our decision to not own Boeing, which returned -33.9% in 2020. After being one of the strongest performers in the portfolio over the prior two years, we sold the position in the stock in 2019 given the problems and uncertainties related to the rollout of its 737 MAX planes.
Technology was one of the biggest beneficiaries of the pandemic, which accelerated a number of digital trends as more people stayed home and worked and socialized remotely. Our Technology investments increased 39.7%, but lagged the sector, which rose 43.9%. Cloud-focused software companies, such as Adobe and Microsoft, performed particularly well, increasing 51.8% and 42.6%, respectively. We trimmed our holdings of payment processors, Visa and Mastercard, early on in the pandemic on concerns that the travel ban would reduce crossborder transactions. In hindsight, we should have trimmed more as the impact on

Letter To Shareholders (continued)

their revenue was greater than we anticipated. We continue to believe that both companies are well positioned over the long term and should see revenue return to prior levels as the travel industry recovers. Within the Semiconductor industry group, our investment in Lam Research, a capital equipment manufacturer, generated strong returns, rising 64.2%. However, poor stock selection, and our underweight in the group, weighed on our performance.
Outlook for 2021
If we learned anything from 2020 it is that forecasting what’s going to happen next year is challenging, but we will give it a try. As we begin 2021, there are a number of reasons to be optimistic, although we expect stock market gains to moderate relative to 2020. The economy should begin to see the impact of new government stimulus, the vaccine rollout, and the Fed’s plan to keep rates low.
There are a number of risks to our outlook. A resurgence of COVID-19 could lead to further restrictions on businesses and a slower-than-expected vaccination process would likely hinder economic growth in the near term. We expect the economy to expand briskly in the second half of the year, but anticipate 2021 performance to be more dependent on stock picking as opposed to broad-based sector strength. We plan to focus on those companies that can deliver strong earnings growth.
Although the Consumer Discretionary sector had strong performance in 2020, we see additional opportunities for the sector to generate solid returns in 2021. We expect those companies that are leveraged to the reopening of the economy to perform well due to pent-up demand for travel. We see leisure companies, such as casinos and hotels, as potential beneficiaries. We added Las Vegas Sands and Hilton Worldwide to our portfolio this year and believe that both companies should generate improved growth in 2021.
We also see Financials as well positioned for 2021. The sector is attractively valued and should benefit from an improving economy and reduced unemployment levels. We added Wells Fargo to the portfolio in the fourth quarter. The company has struggled for many years due to scandals and restrictions on its ability to make loans, pay dividends, and buyback shares. We believe that much of the bad news has been priced into the stock. The company’s new leadership and opportunity for margin improvement due to expense reductions should be catalysts for the stock. Consumer finance companies are most levered to employment trends. With that in mind, we added Capital One Financial during the fourth quarter to take advantage of what we see as a stronger-than-anticipated consumer credit cycle as savings and stimulus checks have been used to pay down debt.
In closing, 2020 was a challenging year for everyone. The pandemic accelerated trends that would have taken years to achieve, changing the way we live and work. In the midst of so much change and uncertainty, we worked hard to maintain our disciplined approach to investing. We are grateful for the trust you put in us and do not take it for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer and President
February 11, 2021

Investment Growth

(unaudited)
This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 15 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/20
	Years
	1	3	5	10	15
ADX NAV	18.8%	15.0%	16.0%	13.4%	9.9%
ADX Market Price	16.4%	15.3%	16.2%	13.6%	10.0%
Lipper Large-Cap Core Funds Average*	16.8%	12.9%	13.8%	12.5%	9.2%

*
Source: Thomson Reuters

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2020
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Apple Inc.	$153,694,827	6.9%
Microsoft Corporation	146,663,748	6.6
Amazon.com, Inc.	109,432,848	4.9
Alphabet Inc. Class A	70,280,864	3.1
Facebook, Inc. Class A	57,855,288	2.6
UnitedHealth Group Incorporated	46,324,828	2.1
Visa Inc. Class A	41,471,208	1.9
Thermo Fisher Scientific Inc.	41,454,420	1.8
Mastercard Incorporated Class A	39,441,870	1.8
JPMorgan Chase & Co.	38,209,949	1.7
	$744,829,850	33.4%
Sector Weightings

30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

December 31, 2020
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,219,325,966)	$2,185,520,545
Non-controlled affiliate (cost $33,970,033)	24,863,620
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $17,050,265)	17,052,033	$2,227,902,198
Cash		637,309
Investment securities sold		2,656,322
Dividends receivable		1,264,764
Prepaid expenses and other assets		2,513,246
Total Assets		2,234,973,839

Liabilities
Total return swap agreements terminated		520,793
Due to officers and directors (note 8)		3,844,309
Accrued expenses and other liabilities		3,335,599
Total Liabilities		7,700,701
Net Assets		$2,227,273,138

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 111,027,460 shares (includes 49,714 deferred stock units) (note 7)		$111,027
Additional capital surplus		1,269,724,007
Total distributable earnings (loss)		957,438,104
Net Assets Applicable to Common Stock		$2,227,273,138
Net Asset Value Per Share of Common Stock		$20.06

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2020
Investment Income
Income:
Dividends (includes $1,027,784 from affiliates and net of $32,429 in foreign taxes)	$33,319,626
Other income	211,649
Total Income	33,531,275
Expenses:
Investment research compensation and benefits	5,805,812
Administration and operations compensation and benefits	2,623,944
Occupancy and other office expenses	718,028
Investment data services	669,511
Directors’ compensation	489,417
Shareholder reports and communications	346,877
Transfer agent, custody, and listing fees	345,041
Accounting, recordkeeping, and other professional fees	343,569
Insurance	160,602
Audit and tax services	131,791
Legal services	117,361
Total Expenses	11,751,953
Net Investment Income	21,779,322

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	91,251,781
Net realized gain (loss) on total return swap agreements	(839,565)
Net realized gain distributed by non-controlled affiliate	568,561
Change in unrealized appreciation on investments (includes $(11,130,680) from affiliates)	237,184,938
Net Gain (Loss)	328,165,715
Change in Net Assets from Operations	$349,945,037
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2020	2019
From Operations:
Net investment income	$21,779,322	$21,600,915
Net realized gain (loss)	90,980,777	125,919,842
Change in unrealized appreciation	237,184,938	331,236,423
Change in Net Assets from Operations	349,945,037	478,757,180

Distributions to Shareholders from: Total distributable earnings	(111,999,772)	(149,684,177)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	39,309,604	54,469,476
Cost of shares purchased (note 5)	(1,573,374)	(12,840,077)
Change in Net Assets from Capital Share Transactions	37,736,230	41,629,399
Total Change in Net Assets	275,681,495	370,702,402

Net Assets:
Beginning of year	1,951,591,643	1,580,889,241
End of year	$2,227,273,138	$1,951,591,643
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. During the year ended December 31, 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility in financial markets. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 9.1% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During the year ended December 31, 2020, the Fund received dividends and capital gain distributions of $1,027,784 and $568,561, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $(11,130,680). Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At December 31, 2020, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund. During the year ended December 31, 2020, the Fund recognized no change in unrealized appreciation on its investment in AFA.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely

Notes To Financial Statements (continued)

attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2020, shared expenses totaled $14,550,626, of which $4,062,241 was charged to PEO, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at December 31, 2020.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input

Notes To Financial Statements (continued)

at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At December 31, 2020, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,210,384,165	$—	$—	$2,210,384,165
Other investments	—	—	466,000	466,000
Short-term investments	17,052,033	—	—	17,052,033
Total investments	$2,227,436,198	$—	$466,000	$2,227,902,198

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2019				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at December 31, 2020				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2020, the identified cost of securities for federal income tax purposes was $1,271,288,858 and net unrealized appreciation aggregated $956,613,340, consisting of gross unrealized appreciation of $987,112,539 and gross unrealized depreciation of $30,499,199.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2020, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2020 and December 31, 2019 were classified as ordinary income of $20,660,825 and $23,238,400, respectively, and long-term capital gain of $91,333,875 and $126,415,026, respectively. The tax basis of distributable earnings at December 31, 2020 was $1,976,415 of undistributed ordinary income and $1,149,205 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2020 were $1,140,512,296 and $1,199,912,049, respectively.
4. DERIVATIVES
During the year ended December 31, 2020, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Notes To Financial Statements (continued)

Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offsets the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. At December 31, 2020, there were no open total return swap agreements. During the year ended December 31, 2020, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $12,060,447 and $(12,013,014), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2020, securities, as denoted in the Schedule of Investments, with a value of $619,841 were pledged by the Fund and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 23, 2020, the Fund issued 2,294,374 shares of its Common Stock at a price of $17.11 per share (the average market price on December 9, 2020) to shareholders of record November 23, 2020, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2020, the Fund issued 3,226 shares of Common Stock at a weighted average price of $16.38 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 26, 2019, the Fund issued 3,507,483 shares of its Common Stock at a price of $15.51 per share (the average market price on December 11, 2019) to shareholders of record November 25, 2019, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2019, the Fund issued 4,424 shares of Common Stock at a weighted average price of $15.46 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

Notes To Financial Statements (continued)

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. This includes repurchases under the Fund’s enhanced discount management and liquidity program when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2020 and 2019 were as follows:
	Shares		Amount
	2020	2019	2020	2019
Shares issued in payment of distributions	2,297,600	3,511,907	$39,309,604	$54,469,476
Shares purchased (at a weighted average discount from net asset value of 15.1% and 13.0%, respectively)	(135,192)	(852,488)	(1,573,374)	(12,840,077)
Net change	2,162,408	2,659,419	$37,736,230	$41,629,399
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2020, the Fund recorded matching contributions of  $407,562 and a liability, representing the 2020 discretionary contribution, of $312,995.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2020.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2020 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2019	53,004	$12.53
Reinvested dividend equivalents	3,226	16.38
Vested & issued	(6,516)	12.72
Balance at December 31, 2020	49,714	$12.95
At December 31, 2020, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2020 was $102,920.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2020 to officers and directors amounted to $6,538,761, of which $592,337 was paid to independent directors. These amounts represent the taxable income, including $102,920 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2020, $3,844,309 was due to officers and directors, representing amounts related to estimated cash compensation

Notes To Financial Statements (continued)

and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2020, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of  $386,738.

Financial Highlights

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$17.93	$14.89	$17.55	$15.22	$15.04
Net investment income	0.20	0.20	0.20	0.22	0.19
Net realized gain (loss) and change in unrealized appreciation	3.01	4.31	(0.87)	3.55	1.03
Total from operations	3.21	4.51	(0.67)	3.77	1.22
Less distributions from:
Net investment income	(0.19)	(0.22)	(0.21)	(0.22)	(0.18)
Net realized gain	(0.84)	(1.20)	(1.79)	(1.16)	(0.81)
Total distributions	(1.03)	(1.42)	(2.00)	(1.38)	(0.99)
Capital share repurchases (note 5)	—	0.02	0.03	0.03	0.02
Reinvestment of distributions	(0.05)	(0.07)	(0.02)	(0.09)	(0.07)
Total capital share transactions	(0.05)	(0.05)	0.01	(0.06)	(0.05)
Net asset value, end of year	$20.06	$17.93	$14.89	$17.55	$15.22
Market price, end of year	$17.29	$15.77	$12.62	$15.03	$12.71

Total Investment Return *
Based on market price	16.4%	36.6%	-3.6%	29.4%	6.9%
Based on net asset value	18.8%	31.6%	-2.6%	26.2%	9.2%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$2,227	$1,952	$1,581	$1,786	$1,513
Ratio of expenses to average net assets	0.60%	0.65%	0.56%	0.56%	0.64%
Ratio of net investment income to average net assets	1.12%	1.18%	1.14%	1.30%	1.29%
Portfolio turnover	58.7%	61.6%	58.4%	39.2%	32.0%
Number of shares outstanding at end of year (in 000’s)	111,027	108,865	106,206	101,736	99,437

*
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

Schedule of Investments

December 31, 2020
	Shares	Value (a)
Common Stocks — 99.2%
Communication Services — 10.7%
Alphabet Inc. Class A (b)	40,100	$70,280,864
AT&T Inc.	237,882	6,841,486
Charter Communications, Inc. Class A (b)	23,400	15,480,270
Comcast Corporation Class A	556,000	29,134,400
Facebook, Inc. Class A (b)	211,800	57,855,288
Liberty SiriusXM Group Series A (b)	108,200	4,673,158
Netflix, Inc. (b)	14,931	8,073,640
T-Mobile US, Inc. (b)	101,500	13,687,275
ViacomCBS Inc. Class B	196,400	7,317,864
Walt Disney Company (b)	132,700	24,042,586
		237,386,831
Consumer Discretionary — 11.4%
Amazon.com, Inc. (b)	33,600	109,432,848
Chipotle Mexican Grill, Inc. (b)	10,700	14,837,797
General Motors Company	196,300	8,173,932
Hilton Worldwide Holdings, Inc.	114,400	12,728,144
Home Depot, Inc.	54,300	14,423,166
Las Vegas Sands Corp.	180,700	10,769,720
Lowe’s Companies, Inc.	123,900	19,887,189
Target Corporation	162,500	28,686,125
Tesla Motors, Inc. (b)	33,800	23,851,646
TJX Companies, Inc.	171,600	11,718,564
		254,509,131
Consumer Staples — 6.7%
Coca-Cola Company	427,200	23,427,648
Costco Wholesale Corporation	63,600	23,963,208
Lamb Weston Holdings, Inc.	159,300	12,543,282
Mondelez International, Inc. Class A	239,600	14,009,412
PepsiCo, Inc. (f)	112,400	16,668,920
Philip Morris International Inc.	200,900	16,632,511
Procter & Gamble Company	115,350	16,049,799
Walmart Inc.	180,400	26,004,660
		149,299,440

Schedule of Investments (continued)

December 31, 2020
	Shares	Value (a)
Energy — 2.3%
Adams Natural Resources Fund, Inc. (c)	2,186,774	$24,863,620
Chevron Corporation	159,100	13,435,995
ConocoPhillips	230,200	9,205,698
Exxon Mobil Corporation (f)	86,700	3,573,774
		51,079,087
Financials — 10.6%
Bank of America Corp.	1,241,800	37,638,958
Berkshire Hathaway Inc. Class B (b)	82,400	19,106,088
Capital One Financial Corporation	261,100	25,809,735
Intercontinental Exchange, Inc.	206,600	23,818,914
JPMorgan Chase & Co.	300,700	38,209,949
MetLife, Inc.	542,400	25,465,680
Morgan Stanley	428,700	29,378,811
S&P Global, Inc.	38,300	12,590,359
T. Rowe Price Group	106,700	16,153,313
Wells Fargo & Company	305,700	9,226,026
		237,397,833
Health Care — 13.7%
Abbott Laboratories	256,400	28,073,236
AbbVie, Inc.	240,900	25,812,435
Alexion Pharmaceuticals, Inc. (b)	91,200	14,249,088
AmerisourceBergen Corporation	155,600	15,211,456
Bristol-Myers Squibb Company	381,000	23,633,430
Centene Corporation (b)	231,500	13,896,945
CVS Health Corporation	159,200	10,873,360
Edwards Lifesciences Corporation (b)	186,300	16,996,149
Eli Lilly and Company	132,000	22,286,880
Johnson & Johnson	145,400	22,883,052
Merck & Co., Inc.	83,200	6,805,760
Thermo Fisher Scientific Inc.	89,000	41,454,420
UnitedHealth Group Incorporated	132,100	46,324,828
Vertex Pharmaceuticals Incorporated (b)	71,200	16,827,408
		305,328,447

Schedule of Investments (continued)

December 31, 2020
	Shares	Value (a)
Industrials — 8.8%
Carrier Global Corporation	493,100	$18,599,732
Caterpillar Inc.	126,800	23,080,136
Cintas Corporation	18,900	6,680,394
Honeywell International Inc.	149,800	31,862,460
Kansas City Southern	71,000	14,493,230
L3Harris Technologies Inc.	75,200	14,214,304
Lincoln Electric Holdings, Inc.	102,300	11,892,375
Parker-Hannifin Corporation	73,500	20,022,135
Raytheon Technologies Corporation	209,800	15,002,798
Union Pacific Corporation	142,400	29,650,528
United Rentals, Inc. (b)	43,800	10,157,658
		195,655,750
Information Technology — 27.5%
Accenture plc Class A	39,500	10,317,795
Adobe Inc. (b)	70,500	35,258,460
Amphenol Corporation Class A	83,700	10,945,449
Apple Inc. (f)	1,158,300	153,694,827
CDW Corp.	66,900	8,816,751
Cisco Systems, Inc.	271,900	12,167,525
Fidelity National Information Services, Inc.	108,800	15,390,848
Intuit Inc.	43,500	16,523,475
Lam Research Corporation	44,600	21,063,242
Mastercard Incorporated Class A	110,500	39,441,870
Microchip Technology Incorporated	113,200	15,634,052
Microsoft Corporation	659,400	146,663,748
NVIDIA Corporation	44,500	23,237,900
Oracle Corporation	122,200	7,905,118
PayPal Holdings Inc. (b)	42,200	9,883,240
QUALCOMM Incorporated	180,900	27,558,306
salesforce.com, inc. (b)	20,500	4,561,865
Skyworks Solutions, Inc.	82,500	12,612,600
Visa Inc. Class A	189,600	41,471,208
		613,148,279
Materials — 2.0%
Linde plc	66,600	17,549,766
LyondellBasell Industries N.V.	135,100	12,383,266
Sherwin-Williams Company	20,200	14,845,182
		44,778,214

Schedule of Investments (continued)

December 31, 2020
	Shares	Value (a)
Real Estate — 2.6%
American Tower Corporation	53,200	$11,941,272
CBRE Group, Inc. Class A (b)	141,300	8,862,336
Equinix, Inc.	17,200	12,283,896
Prologis, Inc.	168,100	16,752,846
Simon Property Group, Inc.	93,800	7,999,264
		57,839,614
Utilities — 2.9%
Alliant Energy Corporation	162,000	8,347,860
CMS Energy Corporation	143,100	8,730,531
NextEra Energy, Inc.	325,200	25,089,180
Public Service Enterprise Group Incorporated	216,600	12,627,780
WEC Energy Group Inc.	99,600	9,166,188
		63,961,539
Total Common Stocks
(Cost $1,253,295,999)		2,210,384,165
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		466,000
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.09% (e)	13,209,045	13,210,366
Northern Institutional Treasury Portfolio, 0.01% (e)	3,841,667	3,841,667
Total Short-Term Investments
(Cost $17,050,265)		17,052,033
Total — 100.0%
(Cost $1,270,496,264)		2,227,902,198
Other Assets Less Liabilities — 0.0%		(629,060)
Net Assets — 100.0%		$2,227,273,138

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
A portion of the position is pledged as collateral for open total return swap agreements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2021
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2020
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2020
Activision Blizzard, Inc.	$10,906,426	$10,851,060	$—
Alliant Energy Corporation	12,396,494	3,922,821	8,347,860
Aon plc	16,376,215	16,256,694	—
Blackstone Group Inc. Class A	3,156,333	13,764,451	—
Capital One Financial Corporation	19,574,657		25,809,735
Carrier Global Corporation	16,075,954		18,599,732
Charter Communications, Inc. Class A	12,889,266		15,480,270
CMS Energy Corporation	12,913,743	4,164,642	8,730,531
Eli Lilly and Company	10,287,551		22,286,880
Facebook, Inc. Class A	18,562,342	1,089,100	57,855,288
Hartford Financial Services Group, Inc.	2,850,118	9,177,974	—
Home Depot, Inc.	17,125,776	17,447,776	14,423,166
Industrial Select Sector SPDR Fund	14,799,964	15,516,001	—
Intuit Inc.	16,163,469		16,523,475
Lamb Weston Holdings, Inc.	12,361,831		12,543,282
Microchip Technology Incorporated	12,728,955		15,634,052
NVIDIA Corporation	14,843,938		23,237,900
Public Service Enterprise Group Incorporated	12,316,093		12,627,780
QUALCOMM Incorporated	20,778,126		27,558,306
Technology Select Sector SPDR Fund	23,949,060	24,515,433	—
Tesla Motors, Inc.	22,201,999		23,851,646
TJX Companies, Inc.	11,058,041		11,718,564
T-Mobile US, Inc.	12,374,395		13,687,275
Utilities Select Sector SPDR Fund	9,636,225	17,374,107	—
Vertex Pharmaceuticals Incorporated	18,457,932		16,827,408
Walmart Inc.	10,752,739		26,004,660
Alphabet Inc. Class C		16,832,366	—
Applied Materials, Inc.		13,494,329	—
AT&T Inc.		10,212,385	6,841,486
Coca-Cola Company		8,957,128	23,427,648
Duke Energy Corporation		14,523,211	—
FirstEnergy Corp.		9,696,120	—
General Electric Company		9,692,819	—
Intel Corporation		15,412,041	—
Medtronic plc		9,326,853	—
Microsoft Corporation		11,660,688	146,663,748
NIKE, Inc. Class B		23,478,785	—
PNC Financial Services Group, Inc.		11,845,928	—
S&P Global, Inc.		9,128,561	12,590,359
Texas Instruments Incorporated		22,673,900	—
VeriSign, Inc.		11,967,934	—
The transactions presented above are those purchases or sales during the period that exceeded .40% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2006	$1,377,418	86,838	$15.86	$13.87	$.23	$.67	$—	$.90	6.8%
2007	1,378,480	87,669	15.72	14.12	.32	.71	—	1.03	7.1
2008	840,012	87,406	9.61	8.03	.26	.38	—	.64	5.7
2009	1,045,027	87,415	11.95	10.10	.15	.30	—	.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed diversified large-cap U.S. equity fund that seeks to outperform the S&P 500 and invests at least 80% of its assets in highly liquid S&P 500 stocks. It has broad flexibility in the selection of stocks, but maintains a “sector neutral” approach, meaning that the Fund’s investments by sector approximate the S&P 500 sector percentages.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
Up to 25% of assets may be invested in any one industry.

•
Up to 20% of assets may be invested in commodities (other than physical commodities), including swaps.

•
Up to 5% of assets may be invested in real property.

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short- term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Derivatives Risk. The Fund invests in total return swaps, which are subject to counterparty credit, liquidity, and equity price risks. These are more fully described in the Notes to the Financial Statements.
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you first purchased shares of the Fund.
In 2020, the Fund opted in to the Maryland Control Share Acquisition Act, which imposes voting restrictions on stockholdings above certain ownership thresholds, beginning at ten percent of the Fund’s outstanding shares. These restrictions may be removed with the approval of the remaining shareholders, and the Board believes these protections preserve the interests of all Fund shareholders.
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or

Other Information  (continued)

(unaudited)
brokerage accounts may make their election by notifying their brokerage house representative. The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2011. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2020 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Other Information  (continued)

(unaudited)
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for Safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269‑0560
Website: www.astfinancial.com
E‑mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (79) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) ETF Securities USA, LLC Credit Suisse Next Investors, LLC
Kenneth J. Dale (64) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (68) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (74) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Mary Chris Jammet (53) 2020	Principal Bristol Partners LLC	Two	MGM Resorts International
Lauriann C. Kloppenburg (60) 2017	Retired Chief Strategy Officer and Chief Investment Officer ‑ Equity Group Loomis, Sayles & Co., LP (investment management)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (70) 2003 Chair of the Board	Retired President & CEO Pelham Associates, Inc. (executive education provider)	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (74) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting)	Two
Interested Director
Mark E. Stoeckle (64) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (64) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. and President of the Fund
James P. Haynie, CFA (58) 2013	Executive Vice President of the Fund and President of Adams Natural Resources Fund, Inc.
D. Cotton Swindell, CFA (57) 2002	Executive Vice President
Brian S. Hook, CFA, CPA (51) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Natural Resources Fund, Inc.
Janis F. Kerns (57) 2018	General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2018); Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Gregory W. Buckley (50) 2013	Vice President – Research of the Fund (since 2019) and Adams Natural Resources Fund, Inc.
Xuying Chang, CFA (44) 2014	Vice President – Research (since 2018); Senior Research Analyst (prior to 2018)
Steven R. Crain, CFA (49) 2012	Vice President – Research
Michael A. Kijesky, CFA (50) 2009	Vice President – Research of the Fund (since 2019) and Adams Natural Resources Fund, Inc.
Michael E. Rega, CFA (61) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
David R. Schiminger, CFA (49) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (45) 2015	Vice President – Research of the Fund (since 2017) and Adams Natural Resources Fund, Inc. (since 2019); Senior Research Analyst (prior to 2017)
Christine M. Sloan, CPA (48) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (since 2018); Assistant Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Counsel	Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (877) 260‑8188 Website: www.astfinancial.com E‑mail: info@astfinancial.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Kenneth J. Dale, Frederic A. Escherich, and Lauriann C. Kloppenburg, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2020 and 2019 were $105,430 and $102,360, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2020 or 2019.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2020 and 2019 were $22,360 and $15,700, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2020 and 2019 were $2,277 and $2,052, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

(2)	All services performed in 2020 and 2019 were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2020 and 2019 were $24,637 and $17,752, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Kenneth J. Dale, Frederic A. Escherich, Roger W. Gale, and Lauriann C. Kloppenburg.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer and President, James P. Haynie, Executive Vice President, and D. Cotton Swindell, Executive Vice President, comprise the three-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015. D. Cotton Swindell has served as Executive Vice President and on the portfolio management team since January 21, 2015; prior thereto, Mr. Swindell served as Vice President - Research. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle, Haynie, and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2020, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $331,941,768. Mr. Stoeckle is Chief Executive Officer of PEO and Mr. Haynie is President. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2020, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from PEO is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of an 80/20 blend of Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018. To better align with PEO’s investment strategy, beginning October 1, 2018, incentive compensation is based on a comparison with an 80/20 blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector.

(4) Using a valuation date of December 31, 2020, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued over $1,000,000, and Mr. Swindell beneficially owned equity securities in the registrant valued between $500,001 and $1,000,000.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/20-1/31/20	0	--	0	5,056,444
2/1/20-2/29/20	0	--	0	5,056,444
3/1/20-3/31/20	114,792	$11.57	114,792	4,941,652
4/1/20-4/30/20	20,400	$12.02	20,400	4,921,252
5/1/20-5/31/20	0	--	0	4,921,252
6/1/20-6/30/20	0	--	0	4,921,252
7/1/20-7/31/20	0	--	0	4,921,252
8/1/20-8/31/20	0	--	0	4,921,252
9/1/20-9/30/20	0	--	0	4,921,252
10/1/20-10/31/20	0	--	0	4,921,252
11/1/20-11/30/20	0	-	0	4,921,252
12/1/20-12/31/20	0	-	0	4,921,252
Total	135,192	$11.64	135,192

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1) Gross income from securities lending activities was $81,107.

(2) Rebates paid to borrowers were $(4,425), fees deducted from a pooled cash collateral reinvestment product were $1,337, and revenue generated by the securities lending program paid to the securities lending agent was $25,254.

(3) The aggregate fees related to securities lending activities were $22,166.

(4) Net income from securities lending activities was $58,941.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 24, 2021

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 24, 2021